SCUDDER
                                                                     INVESTMENTS

Scudder S&P 500 Index Fund

Class AARP and Class S Shares

Supplement to Prospectus Dated May 1, 2002

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The following replaces the fee and expense information shown for the fund under
How Much Investors Pay:

This fund's Class AARP and Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

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Fee Table                                            Class AARP      Class S
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Shareholder Fees, paid directly from your               None           None
investment
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Annual Operating Expenses, deducted from fund assets
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Management Fee                                          0.05%          0.05%
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Distribution (12b-1) Fee                                None           None
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Other Expenses*                                         0.59           0.86
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Total Annual Operating Expenses*+                       0.64           0.91
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Less Expense Waiver*                                    0.14           0.41
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Net Annual Fund Operating Expenses (after waiver)       0.50           0.50
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*    Restated to reflect maximum annual estimated costs. Through September 30,
     2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.25% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.50% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.

     As a result, through September 30, 2003, Other Expenses are estimated to be 0.35% (annualized) and Total Annual Operating Expenses are estimated to be 0.40% (annualized) for Class AARP and Class S shares. The table shows estimated expenses for each class after September 30, 2003.

+    Includes expenses of the Equity 500 Index Portfolio.

The information contained above and the example below reflects the aggregate expenses for both the fund and the portfolio.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


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Example                    1 Year        3 Years       5 Years       10 Years
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Class AARP                  $51           $176           $328          $771
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Class S                     $51           $206           $421         $1,042
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February 5, 2003